CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 27 to Registration Statement No. 333-48456 on Form N-1A of our reports dated February 22, 2007, relating to the financial statements and financial highlights of Met Investors Series Trust (the "Trust") including PIMCO Inflation Protected Bond Portfolio and PIMCO Total Return Portfolio appearing in their Annual Reports on Form N-CSR for the year ended December 31, 2006, and to the references to us under the heading "Financial Highlights" in the Prospectus and "Independent Registered Public Accounting Firm" and "Financial Statements" in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
April 27, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 27 to Registration Statement No. 333-48456 on Form N-1A of our reports dated February 20, 2007, relating to the financial statements and financial highlights of Met Investors Series Trust (the "Trust") including Batterymarch Growth and Income Portfolio, Batterymarch Mid-Cap Stock Portfolio, BlackRock High Yield Portfolio, BlackRock Large-Cap Core Portfolio, Cyclical Growth and Income ETF Portfolio, Cyclical Growth ETF Portfolio, Dreman Small-Cap Value Portfolio, Goldman Sachs Mid-Cap Value Portfolio, Harris Oakmark International Portfolio, Janus Capital Appreciation Portfolio, Lazard Mid-Cap Portfolio, Legg Mason Aggressive Growth Portfolio, Legg Mason Partners Managed Assets Portfolio, Legg Mason Value Equity Portfolio, Loomis Sayles Global Markets Portfolio, Lord Abbett America's Value Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Mid-Cap Value Portfolio, Met/AIM Capital Appreciation Portfolio, Met/AIM Small Cap Growth Portfolio, MET/Putnam Capital Opportunities Portfolio, MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio MetLife Growth Strategy Portfolio, MetLife Moderate Strategy Portfolio, MFS Emerging Markets Equity Portfolio, MFS Research International Portfolio, MFS Value Portfolio, Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio, Pioneer Fund Portfolio, Pioneer Mid-Cap Value Portfolio, Pioneer Strategic Income Portfolio, RCM Global Technology Portfolio, Strategic Conservative Growth Portfolio, Strategic Growth and Income Portfolio, Strategic Growth Portfolio, T. Rowe Price Mid-Cap Growth Portfolio, Third Avenue Small Cap Value Portfolio, Turner Mid-Cap Growth Portfolio, Van Kampen Comstock Portfolio and Van Kampen Mid-Cap Growth Portfolio appearing in their Annual Reports on Form N-CSR for the year ended December 31, 2006, and to the references to us under the heading "Financial Highlights" in the Prospectuses and "Independent Registered Public Accounting Firm" and "Financial Statements" in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
April 27, 2007